SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 14, 2014 (October 7, 2014)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry Into A Material Definitive Agreement.

Offering of Common Stock

On October 7, 2014, Dynegy Inc. (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the underwriters named on Schedule I thereto (the “Common Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Stock Underwriters an aggregate of 22,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in a registered public offering pursuant to the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3ASR filed with the Securities and Exchange Commission on October 6, 2014 (Registration No. 333-199179). The foregoing description of the terms and conditions of the Common Stock Underwriting Agreement is qualified in its entirety by reference to the Common Stock Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.1.

Offering of 5.375% Series A Mandatory Convertible Preferred Stock

On October 7, 2014, the Company entered into an underwriting agreement (the “Preferred Stock Underwriting Agreement”) with Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the underwriters named on Schedule I thereto (the “Preferred Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Preferred Stock Underwriters an aggregate of 4,000,000 shares of its 5.375% Series A Mandatory Convertible Preferred Stock liquidation preference $100.00 per share, par value $0.01 per share (the “Mandatory Convertible Preferred Stock”), in a registered public offering pursuant to the Registration Statement. The foregoing description of the terms and conditions of the Preferred Stock Underwriting Agreement is qualified in its entirety by reference to the Preferred Stock Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.2.

Offering of Senior Notes

On October 10, 2014, the Company, its wholly-owned subsidiaries Dynegy Finance I, Inc. (the “Duke Escrow Issuer”) and Dynegy Finance II, Inc. (the “EquiPower Escrow Issuer”), and the guarantors listed on the signature page thereto (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the several initial purchasers named in the Purchase Agreement (the “Initial Purchasers”), to issue and sell to the Initial Purchasers $5.1 billion in aggregate principal amount of senior unsecured notes (the “Notes”) in concurrent private placement transactions pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Under the Purchase Agreement, the Notes are expected to be resold by the Initial Purchasers to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act or to non-U.S. persons pursuant to Regulation S promulgated under the Securities Act. The foregoing description of the terms and conditions of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 3.03     Material Modification to Rights of Security Holders.

On October 14, 2014, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of its Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the shares of the Company’s common stock or any other class or series of junior stock, and no common stock or any other class or series of junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of the Company’s subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash or number of shares of the Company’s common stock has been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

Unless converted earlier, each share of Mandatory Convertible Preferred Stock will convert automatically on November 1, 2017, into between 2.5806 and 3.2258 shares of the Company’s common stock, subject to customary anti-dilution adjustments. The number of shares of common stock issuable upon conversion will be determined based on the average volume weighted average price per share of the Company’s common stock over the 20 consecutive trading day period commencing on and including the 22nd scheduled trading day immediately preceding the mandatory conversion date. Within 10 business days following (a) the earlier of one or both of (i) the definitive agreement dated as of August 21, 2014 by and between the Company and Duke Energy SAM, LLC and Duke Energy Commercial Enterprises, Inc. or (ii) the definitive agreement dated as of August 21, 2014 by and between the Company and Energy Capital Partners, LP, are terminated or (y) the Corporation determines in its reasonable judgment that one or both of the will not occur (each an “Acquisition Termination Event”) and (b) nine months after the date of issuance of Mandatory Convertible Preferred Stock if the consummation of one or both of the acquisitions has not occurred prior to such time on such date (subject to a limited extension if an Acquisition Termination Event occurs within 45 days after the date of the Common Stock Underwriting Agreement), the Company may provide notice of acquisition termination redemption to the holders of Mandatory Convertible Preferred Stock.

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In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $100.00 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to but excluding the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets legally available for distribution to the Company’s stockholders, after satisfaction of liabilities to the Company’s creditors and holders of shares of any senior stock and before any payment or distribution is made to holders of junior stock (including the Company’s common stock).

The foregoing description of the terms of the Mandatory Convertible Preferred Stock, including such restrictions, is qualified in its entirety by reference to the Certificate of Designations.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 14, 2014, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 8.01      Other Events

On October 10, 2014, the Company issued a press release announcing the pricing of  its previously announced concurrent notes offerings. The Company through its wholly-owned subsidiaries, the Duke Escrow Issuer and the EquiPower Escrow Issuer commenced offerings for an aggregate principal amount of $5.1 billion of unsecured senior notes in private placement transactions, subject to customary market and closing conditions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01     Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Document
1.1

Underwriting Agreement relating to the Common Stock, dated October 7, 2014, between Dynegy Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the underwriters

1.2

Underwriting Agreement relating to the Mandatory Convertible Preferred Stock, dated October 7, 2014, between Dynegy Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the underwriters

3.1	Certificate of Designations of the 5.375% Series A Mandatory Convertible Preferred Stock of Dynegy Inc., filed with the Secretary of State of the State of Delaware and effective October 14, 2014
5.1	Opinion of White & Case LLP, relating to the Company’s Common Stock (including the consent required with respect thereto)
5.2	Opinion of White & Case LLP, relating to the Company’s 5.375% Series A Mandatory Convertible Preferred Stock (including the consent required with respect thereto)
10.1

Purchase Agreement, dated October 10, 2014, among Dynegy Inc., Dynegy Finance I, Inc., Dynegy Finance II, Inc., the guarantors identified therein and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the initial purchasers

23.1	Consent of White & Case LLP (included in Exhibit 5.1)
23.2	Consent of White & Case LLP (included in Exhibit 5.2)
99.1	Press release dated October 10, 2014 announcing Dynegy’s pricing of notes offerings

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2014	DYNEGY INC.
(Registrant)

	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

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EXHIBIT INDEX

Exhibit No.	Document
1.1

Underwriting Agreement relating to the Common Stock, dated October 7, 2014, between Dynegy Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the underwriters

1.2

Underwriting Agreement relating to the Mandatory Convertible Preferred Stock, dated October 7, 2014, between Dynegy Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the underwriters

3.1	Certificate of Designations of the 5.375% Series A Mandatory Convertible Preferred Stock of Dynegy Inc., filed with the Secretary of State of the State of Delaware and effective October 14, 2014
5.1	Opinion of White & Case LLP, relating to the Company’s Common Stock (including the consent required with respect thereto)
5.2	Opinion of White & Case LLP, relating to the Company’s 5.375% Series A Mandatory Convertible Preferred Stock (including the consent required with respect thereto)
10.1

Purchase Agreement, dated October 10, 2014, among Dynegy Inc., Dynegy Finance I, Inc., Dynegy Finance II, Inc., the guarantors identified therein and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the initial purchasers

23.1	Consent of White & Case LLP (included in Exhibit 5.1)
23.2	Consent of White & Case LLP (included in Exhibit 5.2)
99.1	Press release dated October 10, 2014 announcing Dynegy’s pricing of notes offerings